Exhibit 99.1

TownePlace
SUITES
Marriott

SPRINGHILL SUITES
Marriott

MARCH 31, 2012

APPLE REIT TEN *2012 First Quarter*

DEAR SHAREHOLDER, As Apple REIT Ten, Inc. continues to grow and gain shareholder support, our team remains focused on the distribution of attractive returns and the protection of shareholder principal through the acquisition, ownership and operation of income-producing real estate. As of the printing of this report, gross proceeds raised for the Company totaled $554 million and our portfolio included 29 Marriott®- and Hilton®-branded hotels with 3,609 guestrooms, strategically diversified across 15 states that were acquired primarily on an all-cash basis. As demand for lodging continues to strengthen, travel experts anticipate hotel industry fundamentals will continue to improve throughout 2012.

Apple REIT Ten started off the first quarter by acquiring two hotels, a 103-room Homewood Suites® by Hilton® in Gainesville, FL, as well as a new 101-room TownePlace Suites® by Marriott® in Nashville, TN. Then, on May 4, 2012, the Company completed the purchase of a new Home2 Suites by Hilton® in Jacksonville, NC, conveniently located near Camp LeJeune. The company currently has five additional hotels under contract for purchase and our acquisition team continues to work to identify additional strategic real estate opportunities that we believe will grow the value of your investment over the long term.

For the three-month period ending March 31, 2012, our hotels reported an average occupancy of 64 percent, an average daily rate (ADR) of $112 and revenue per available room (RevPAR) of $72 for the period owned by the Company. The Company achieved modified funds from operations (MFFO) of $6.3 million, or $0.14 per share during the first quarter of this year. 2011 was marked by tremendous acquisition activity for the Company and as our period of ownership lengthens, year-over-year comparables will become more meaningful. We are generally pleased with the performance of our hotels during this initial stage of ownership and anticipate improved operations as our hotels continue to ramp up and economic conditions strengthen across our markets.

Apple REIT Ten paid distributions of $0.21 per share during the first quarter of this year. The current annualized distribution rate is $0.825 per share. We closely monitor our annualized distribution rate, taking into account varying economic cycles and capital improvements, as well as current and projected hotel performance, and may make adjustments as needed, based on available cash resources. Due to the timing of acquisitions and fundraising, a portion of your 2012 distribution will be treated as return of capital for tax purposes.

As an Apple REIT Ten shareholder, we encourage you to stay informed, ask questions and know your investment. In addition to our correspondences, there are a number of resources available to you, including our Prospectus and our filings with the Securities and Exchange Commission which can be found at www.applereitten.com or www.sec.gov.

The conservative strategy of Apple REIT Ten is evident in the strength of our balance sheet and our portfolio of attractive Marriott®- and Hilton®-branded hotels. Our team is committed to maximizing shareholder value and confident our steady approach to hotel ownership and capital management will enable us to meet our goals over the long term. Thank you for your investment in Apple REIT Ten.

Sincerely,

Glade M. Knight,

Chairman and Chief Executive Officer

Statement of Operations (Unaudited)

(In thousands except statistical data)		Three months ended March 31, 2012
REVENUES
Room revenue		$22,537
Other revenue		2,285

Total revenue		$24,822

EXPENSES
Direct operating expense		$6,336
Other hotel operating expenses		9,990
General and administrative		1,093
Depreciation		3,685
Acquisition related costs		644
Interest expense, net		1,100

Total expenses		$22,848

NET INCOME
Net income		$1,974

Net income per share		$0.04

MODIFIED FUNDS FROM OPERATIONS (A)
Net income		$1,974
Depreciation of real estate owned		3,685

Funds from operations (FFO)		$5,659

Acquisition related costs		644

Modified funds from operations (MFFO)		$6,303

FFO per share		$0.12
MFFO per share		$0.14

WEIGHTED- AVERAGE SHARES OUTSTANDING		45,593

OPERATING STATISTICS
Occupancy		64%
Average daily rate		$112
RevPAR		$72
Number of hotels		28
Distributions per share		$0.21

Balance Sheet Highlights (Unaudited)

(In thousands)	March 31, 2012	December 31, 2011
ASSETS
Investment in real estate, net	$475,044	$452,205
Cash and cash equivalents	38,200	7,079
Other assets	18,540	11,938

Total assets	$531,784	$471,222

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$82,337	$69,636
Other liabilities	5,178	5,671

Total liabilities	87,515	75,307
Total shareholders’ equity	444,269	395,915

Total liabilities & shareholders’ equity	$531,784	$471,222

(A) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles – GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. Modified FFO (MFFO) excludes the costs associated with the acquisition of real estate. The Company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the Company’s activities in accordance with GAAP. FFO and MFFO are not necessarily indicative of cash available to fund cash needs.

The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at March 31, 2012, and the results of operations for the interim period ended March 31, 2012. Such interim results are not necessarily indicative of the results that can be expected for a full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple REIT Ten, Inc. 2011 Annual Report.

Market Diversity

STATE/CITY	Portfolio of hotels
ALABAMA
Mobile
ARIZONA
Scottsdale
CALIFORNIA
San Diego
COLORADO
Denver
FLORIDA
Gainesville (2), Pensacola, Tallahassee
ILLINOIS
Des Plaines, Hoffman Estates, Skokie
INDIANA
Merrillville, South Bend
IOWA
Cedar Rapids (2), Davenport
NORTH CAROLINA
Charlotte, Jacksonville, Winston-Salem
NEBRASKA
Omaha
OHIO
Mason
SOUTH CAROLINA
Charleston, Columbia
TENNESSEE
Knoxville (3), Nashville
TEXAS
Round Rock
VIRGINIA
Richmond

CORPORATE HEADQUARTERS
814 East Main Street
Richmond, Virginia 23219
(804) 344-8121
(804) 344-8129 FAX
www.applereitten.com

INVESTOR INFORMATION
For additional information about the
Company, please contact: Kelly Clarke,
Director of Investor Services
(804) 727-6321 or
kclarke@applereit.com

CORPORATE PROFILE Apple REIT Ten, Inc. is a real estate investment trust (REIT) focused on the acquisition and ownership of income-producing real estate that generates attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn & Suites® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Hilton Garden Inn®, Homewood Suites by Hilton®, Home2 Suites by Hilton®, and Hampton Inn & Suites® brands. As of May 4, 2012, the Apple REIT Ten portfolio consisted of 29 hotels with 3,609 guestrooms in 15 states. MISSION Apple REIT Ten, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

Cover images from left to right, top to bottom: TOWNEPLACE SUITES, NASHVILLE, TN; SPRINGHILL SUITES, RICHMOND, VA; FAIRFIELD INN & SUITES, TALLAHASSEE, FL; HOME2 SUITES, CHARLESTON, SC; FAIRFIELD INN & SUITES, CHARLOTTE, NC; HOMEWOOD SUITES, ROUND ROCK, TX

This quarterly report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include: the availability and terms of financing; changes in national, regional and local economies and business conditions; competitors within the hotel industry; the outcome of current and future litigation and regulatory proceedings or inquiries; and the ability of the company to implement its acquisition strategy and operating strategy and to manage planned growth.

In addition, the timing and amounts of distributions to common shareholders are within the discretion of the company’s board of directors. Although the company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate; therefore, there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the company or any other person that the results or conditions described in such statements or the objectives and plans of the company will be achieved.

“Courtyard® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “SpringHill Suites® by Marriott®,” and “TownePlace Suites® by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott” mean Marriott International and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott is not responsible for the content of this correspondence, whether relating to the hotel information, operating information, financial information, Marriott’s relationship with Apple REIT Ten, Inc. or otherwise. Marriott is not involved in any way whether as an “issuer” or “underwriter” or otherwise in the Apple REIT Ten offering and receives no proceeds from the offering. Marriott has not expressed any approval or disapproval regarding this correspondence, and the grant by Marriott of any franchise or other rights to Apple REIT Ten shall not be construed as any expression of approval or disapproval. Marriott has not assumed and shall not have any liability in connection with this report.

“Hampton Inn & Suites®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide or one of its affiliates. All references to “Hilton” mean Hilton Worldwide and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton is not responsible for the content of this correspondence, whether relating to hotel information, operating information, financial information, Hilton’s relationship with Apple REIT Ten, Inc., or otherwise. Hilton is not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Ten offering and receives no proceeds from the offering. Hilton has not expressed any approval or disapproval regarding this correspondence, and the grant by Hilton of any franchise or other rights to Apple REIT Ten shall not be construed as any expression of approval or disapproval. Hilton has not assumed and shall not have any liability in connection with this report.

TownePlace
SUITES

Clockwise from left: TOWNEPLACE SUITES, COLUMBIA, SC; HOMEWOOD SUITES, CEDAR RAPIDS, IA; COURTYARD, OCEANSIDE, CA